Taxation	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Taxation
14. Taxation

The Group’s tax charge is the sum of the total current and deferred tax expense.

Taxation charge based on profits for the year	2019 £m	2018 £m	2017 £m
UK current year charge	149	234	199
Rest of World current year charge	1,407	1,426	1,928
Credit in respect of prior periods	(420)	(492)	(508)

Current taxation	1,136	1,168	1,619
Deferred taxation	(183)	(414)	(263)

	953	754	1,356
In 2019, GSK made payments of £163 million in UK corporation tax to HMRC. These amounts are for UK corp
o
ration tax only, and do not include the various other business taxes borne in the UK by GSK each year.
The deferred tax credit in 2019 reflected the origination of current year expenses where offset against taxable profits in future periods is probable. In 2018, this also included an uplift in the tax carrying value of certain Consumer Healthcare brands as a result of the acquisition of Novartis’ interest in the former Consumer Healthcare
Joint Venture.
The deferred tax credit in 2017 reflected the revaluation of existing deferred tax liabilities to reflect a lower Swiss tax rate applicable following Swiss tax reform and an increase in deferred tax assets related to intra-Group profit on inventory. The impact of these items was partly offset by the revaluation of existing deferred tax assets to reflect the lower US tax rate applicable following the enactment of US tax reform.
The following table reconciles the tax charge calculated at the UK statutory rate on the Group profit before tax with the actual tax charge for the year.

Reconciliation of taxation on Group profits	2019 £m	2019%	2018 (revised) £m	2018%	2017 (revised) £m	2017%
Profit before tax	6,221		4,800		3,525
UK statutory rate of taxation	1,182	19.0	912	19.0	679	19.3
Differences in overseas taxation rates	667	10.7	635	13.2	586	16.6
Benefit of intellectual property incentives	(691)	(11.1)	(482)	(10.0)	(410)	(11.6)
R&D credits	(119)	(1.9)	(73)	(1.5)	(75)	(2.1)
Fair value remeasurement of non-taxable put options	(45)	(0.7)	221	4.6	227	6.5
Tax losses where no benefit is recognised	15	0.2	24	0.5	28	0.8
Permanent differences on disposals and acquisitions	68	1.1	(7)	(0.1)	4	0.1
Other permanent differences	119	1.9	53	1.1	162	4.6
Re-assessments of prior year estimates	(364)	(5.9)	(436)	(9.1)	(475)	(13.5)
Changes in tax rates	121	2.0	(93)	(1.9)	629	17.8

Tax charge/tax rate	953	15.3	754	15.7	1,356	38.5
GSK has a substantial business presence in many countries around the world. The impact of differences in overseas taxation rates arose from profits being earned in countries with tax rates higher than the UK statutory rate, the most significant of which in 2019 were the US, Belgium, India and Japan. The adverse impact was partly offset by the increased benefit of intellectual property incentives such as the UK Patent Box and Belgian Patent Income Deduction regimes. Such regimes provide a reduced rate of corporate income tax on profits earned from qualifying patents. We claim these incentives in the manner intended by the relevant statutory or regulatory framework.
In 2019, ‘Changes in tax rates’ included items of expense where tax relief will only be available in future periods at lower rates due to the reduction in statutory tax rates in the UK and Belgium to 17% and 25% respectively. The impact of US and Swiss tax reform has been incorporated into the ‘Changes in tax rates’ category for the years 2017 and 2018. The respective values are £595 million debit and £125 million credit.
The Group’s 2019 tax rate of
15.3
% has been influenced by the reassessment of open issues with tax authorities in various jurisdictions and fair value accounting movements on the Group’s put option liabilities to ViiV Healthcare and on hedges against shares in Hindustan Unilever Limited to be received on disposal of Horlicks and other Consumer Healthcare brands.
Future tax charges, and therefore our effective tax rate, may be affected by factors such as acquisitions, disposals, restructurings, the location of research and development activity, tax regime reforms and resolution of open matters as we continue to bring our tax affairs up to date around the world.

Tax on items charged to equity and statement of comprehensive income	2019 £m	2018 £m	2017 £m
Current taxation
Share-based payments	1	—	—
Defined benefit plans	16	(2)	26

	17	(2)	26

Deferred taxation
Share-based payments	18	2	(4)
Defined benefit plans	173	(144)	(247)
Fair value movements on cash flow hedges	16	(2)	—
Fair value movements on equity investments	(95)	10	29

	112	(134)	(222)

Total credit/(charge) to equity and statement of comprehensive income	129	(136)	(196)
All of the above items have been charged to the statement of comprehensive income except for tax on share-based payments.
Issues relating to taxation
The integrated nature of the Group’s worldwide operations involves significant investment in research and strategic manufacture at a limited number of locations, with consequential cross-border supply routes into numerous end-markets.
In line with current OECD guidelines we base our transfer pricing policy on the ‘arm’s length’ principle. However, different tax authorities may seek to attribute further profit to activities being undertaken in their jurisdiction potentially resulting in double taxation. The Group also has open items in several jurisdictions concerning such matters as the deductibility of particular expenses and the tax treatment of certain business transactions. GSK applies a risk based approach to determine the transactions most likely to be subject to challenge, assuming the relevant tax authority will review and have full knowledge of all the relevant information, and the probability that the Group would be able to obtain compensatory adjustments under international tax treaties.
The calculation of the Group’s total tax charge therefore necessarily involves a degree of estimation and judgement in respect of certain items wh
e
r
e
the
tax treatment cannot be finally determined until resolution has been reached with the relevant tax authority or, as appropriate, through a formal legal process. At 31 December 2019 the Group had recognised provisions of £933 million in respect of such uncertain tax positions (2018 – £1,082 million). The decrease in recognised provisions during 2019 was driven by the reassessment of estimates and the utilisation of provisions for uncertain tax positions following the settlement of a number of open issues with tax authorities in various jurisdictions. Whilst the ultimate liability for such matters may vary from the amounts provided and is dependent upon the outcome of agreements with the relevant tax authorities, or litigation where appropriate, the Group continues to believe that it has made appropriate provision for periods which are open and not yet agreed by the tax authorities.
A provision for deferred tax liabilities of £198 million as at 31 December 2019 (2018 – £185 million) has been made in respect of taxation that would be payable on the remittance of profits by certain overseas subsidiaries. Whilst the aggregate amount of unremitted profits at the balance sheet date was approximately £19 billion (2018 – £18 billion), the majority of these unremitted profits would not be subject to tax (including withholding tax) on repatriation, as UK legislation relating to company distributions provides for exemption from tax for most overseas profits, subject to certain exceptions. Deferred tax is not provided on temporary differences of £326 million (2018 – £231 million) arising on unremitted profits as management has the ability to control any future reversal and does not consider such a reversal to be probable.
Movement in deferred tax assets and liabilities

	Accelerated capital allowances £m	Intangible assets £m	Contingent consideration £m	Intra-Group profit £m	Pensions & other post employment benefits £m	Tax losses £m	Share option and award schemes £m	Other net temporary differences £m	Total £m
At 1 January 2018	(317)	(1,320)	868	1,017	760	261	74	1,057	2,400
Exchange adjustments	(6)	(4)	—	43	38	2	2	9	84
Credit/(charge) to income statement	(12)	365	(34)	(31)	33	183	(7)	(101)	396
Credit/(charge) to statement of comprehensive income and equity	—	—	—	—	(144)	—	2	8	(134)
Reclassification on disposal	—	—	—	—	7	1	—	(23)	(15)
At 31 December 2018	(335)	(959)	834	1,029	694	447	71	950	2,731
Implementation of IFRS 16	40	—	—	—	—	—	—	—	40

At 31 December 2018, as adjusted	(295)	(959)	834	1,029	694	447	71	950	2,771
Exchange adjustments	17	88	—	(8)	(40)	(8)	(1)	55	103
Credit/(charge) to income statement	35	(204)	(77)	59	9	225	(7)	143	183
Credit/(charge) to statement of comprehensive income and equity	—	—	—	—	186	—	18	(92)	112
Acquisitions and disposals	1	(3,117)	—	40	15	278	—	(60)	(2,843)
R&D credits utilisation	—	—	—	—	—	—	—	(40)	(40)
At 31 December 201 9	(242)	(4,192)	757	1,120	864	942	81	956	286

Deferred tax liabilities provided in relation to intangible assets predominately relate to temporary differences arising on assets and liabilities acquired as part of historic business combinations. Acquisitions and disposals in 2019
included deferred tax liabilities of £2,591 million
related to the
Pfizer
consumer healthcare
business
a
cquisition
and £252 million
related to the
Tesaro
 acquisition
.
The Group continues to recognise deferred tax assets on future obligations in respect of contingent consideration amounts payable to minority shareholders. These payments are tax deductible at the point in time at which payment is made.
A deferred tax asset is recognised on intra-Group profits arising on inter-company inventory which are eliminated within the consolidated accounts. As intra-Group profits are not eliminated from the individual entities’ tax returns a temporary difference arises that will reverse at the point in time inventory is sold externally.
The deferred tax asset recognised on tax losses of £942 million (2018 – £447 million)
relates to trading losses. Included in this amount are deferred tax assets of £237 million in relation to losses which are recognised on the basis that sufficient future taxable profits to utilise the losses are forecast in the entities to which the losses relate. Other net temporary differences included accrued expenses for which a tax deduction was only available on a paid basis, such as for pensions.
Deferred tax asset and liabilities are recognised on the balance sheet as follows:

	2019 £m	2018 £m
Deferred tax assets	4,096	3,887
Deferred tax liabilities	(3,810)	(1,156)

	286	2,731
Deferred tax assets are recognised on US foreign tax credits only where it is probable that future taxable profits will be available. The net amount of foreign tax credits on which deferred tax has not been provided was £93 million (2018 – £114 million).

	2019		2018
Unrecognised tax losses	Tax losses £m	Unrecognised deferred tax asset £m	Tax losses £m	Unrecognised deferred tax asset £m
Trading losses expiring:
Within 10 years	556	117	678	148
More than 10 years	838	108	957	93
Available indefinitely	159	27	89	15

At 31 December	1,553	252	1,724	256

Capital losses expiring:
Available indefinitely	2,148	355	2,042	399

At 31 December	2,148	355	2,042	399